Exhibit 99.3

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[LOGO]

PORTFOLIO ASSESSMENT

Physical Characteristics
 and Market Analysis

As of September 30, 2005

[LOGO]	PORTFOLIO BREAKDOWN

	NUMBER OF
	PROPERTIES	GLA (SF)

Community and Neighborhood Shopping Centers
Company Portfolio	292	41,503,363
Joint Venture Portfolios	148	21,975,546

TOTAL SHOPPING CENTER PORTFOLIO	440	63,478,909

New Development Properties(1)
Company Portfolio	6	315,948
Miscellaneous Properties
Company Portfolio	18	1,760,969
Joint Venture Portfolios	2	—

TOTAL	466	65,555,826

(1) All projects are community and neighborhood shopping centers.  Includes expected total GLA.

Portfolio Assessment includes 100 percent of GLA for joint venture portfolios, not pro rata share.

The remainder of the Portfolio Assessment does not include information on new development properties, miscellaneous properties and the Westgate Mall joint venture, a de-malling project.

TYPES OF SHOPPING CENTERS(1)

TOTAL PORTFOLIO

	NUMBER OF	PERCENT OF	PERCENT OF	AVERAGE
	SHOPPING	SHOPPING	SHOPPING	SHOPPING
	CENTERS	CENTERS	CENTER GLA	CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	245	55.8%	75.0%	194,223
Grocery-anchored(2)	147	33.5%	44.6%	192,643
Non-grocery anchored(3)	98	22.3%	30.4%	196,591

NEIGHBORHOOD SHOPPING CENTERS	194	44.2%	25.0%	81,930
Grocery-anchored(2)	118	26.9%	16.6%	106,923
Non-grocery anchored(3)	66	15.0%	7.2%	69,573
Non-anchored	10	2.3%	1.2%	75,743

TOTAL	439	100.0%	100.0%	144,599

•                  Approximately 56 percent of New Plan’s total portfolio is community shopping centers and approximately 44 percent is neighborhood shopping centers.

•                  265 properties, accounting for approximately 61 percent of New Plan’s total portfolio GLA, are grocery-anchored. 190 of the 265 grocery-anchored shopping centers have another anchor in addition to the grocer.

(1) According to the ICSC: “Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet.  Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does.  Among the more common anchors are grocers, super drugstores and discount department stores.  These centers average 100,000 to 350,000 square feet.”

(2) The property may also have another anchor in addition to the grocer.

(3) The non-grocery anchor is either a major discount store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

TYPES OF SHOPPING CENTERS(1)

COMPANY PORTFOLIO

	NUMBER OF	PERCENT OF	PERCENT OF	AVERAGE
	SHOPPING	SHOPPING	SHOPPING	SHOPPING
	CENTERS	CENTERS	CENTER GLA	CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	155	53.1%	72.4%	193,833
Grocery-anchored(2)	94	32.2%	42.6%	187,876
Non-grocery anchored(3)	61	20.9%	29.8%	203,013

NEIGHBORHOOD SHOPPING CENTERS	137	46.9%	27.6%	83,644
Grocery-anchored(2)	80	27.4%	17.8%	106,772
Non-grocery anchored(3)	48	16.4%	8.2%	70,880
Non-anchored	9	3.1%	1.6%	74,415

TOTAL	292	100.0%	100.0%	142,135

•                  Approximately 53 percent of New Plan’s company portfolio is community shopping centers and approximately 47 percent is neighborhood shopping centers.

•                  174 properties, accounting for approximately 60 percent of New Plan’s company portfolio GLA, are grocery-anchored. 124 of the 174 grocery-anchored shopping centers have another anchor in addition to the grocer.

(1) According to the ICSC: “Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet.  Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does.  Among the more common anchors are grocers, super drugstores and discount department stores.  These centers average 100,000 to 350,000 square feet.”

(2) The property may also have another anchor in addition to the grocer.

(3) The non-grocery anchor is either a major discount store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

TYPES OF SHOPPING CENTERS(1)

JOINT VENTURE PORTFOLIOS

	NUMBER OF	PERCENT OF	PERCENT OF	AVERAGE
	SHOPPING	SHOPPING	SHOPPING	SHOPPING
	CENTERS	CENTERS	CENTER GLA	CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	90	61.2%	79.8%	194,894
Grocery-anchored(2)	53	36.1%	48.5%	201,099
Non-grocery anchored(3)	37	25.2%	31.3%	186,005

NEIGHBORHOOD SHOPPING CENTERS	57	38.8%	20.2%	77,809
Grocery-anchored(2)	38	25.9%	14.4%	107,203
Non-grocery anchored(3)	18	12.2%	5.4%	66,088
Non-anchored	1	0.7%	0.4%	87,698

TOTAL	147	100.0%	100.0%	149,494

•                  Approximately 61 percent of New Plan’s joint venture portfolios is community shopping centers and approximately 39 percent is neighborhood shopping centers.

•                  91 properties, accounting for approximately 63 percent of New Plan’s joint venture portfolios GLA, are grocery-anchored. 66 of the 91 grocery-anchored shopping centers have another anchor in addition to the grocer.

(1) According to the ICSC: “Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet.  Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does.  Among the more common anchors are grocers, super drugstores and discount department stores.  These centers average 100,000 to 350,000 square feet.”

(2) The property may also have another anchor in addition to the grocer.

(3) The non-grocery anchor is either a major discount store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

INVESTING IN REDEVELOPMENT

TOTAL PORTFOLIO

SHOPPING CENTERS REDEVELOPED(1)

PERIOD OF MOST	NUMBER OF SHOPPING	PERCENT OF	PERCENT OF
RECENT	CENTERS	SHOPPING	SHOPPING
REDEVELOPMENT	REDEVELOPED	CENTERS	CENTER GLA
2005	61	13.9%	17.4%
2000 - 2004	100	22.8%	27.1%
1995 - 1999	63	14.4%	13.1%
1990 - 1994	24	5.5%	5.2%

TOTAL	248	56.5%	62.9%

•                  Approximately 3.1 times the number of shopping centers in the total portfolio will be redeveloped in 2005 than were  redeveloped on average each year from 2000 through 2004.

•                  Approximately 37 percent of New Plan’s total portfolio was redeveloped in 2000 or later.

EFFECTIVE AGE BY REGION(2)

	MEDIAN AGE	AVERAGE AGE
REGION	(YEARS)	(YEARS)
Florida	7	7
Northeast	5	9
Midwest	8	9
West	9	9
Southwest	7	10
Southeast	10	11

OVERALL	8	10

EFFECTIVE AGE CHARACTERISTICS(2)

[CHART]

(1) Property is considered redeveloped if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

(2) Effective age is calculated based on the year of the most recent redevelopment of the property or by year built if no redevelopment has occurred.

INVESTING IN REDEVELOPMENT

COMPANY PORTFOLIO

SHOPPING CENTERS REDEVELOPED(1)

PERIOD OF MOST	NUMBER OF SHOPPING	PERCENT OF	PERCENT OF
RECENT	CENTERS	SHOPPING	SHOPPING
REDEVELOPMENT	REDEVELOPED	CENTERS	CENTER GLA
2005	45	15.4%	19.1%
2000 - 2004	71	24.3%	27.7%
1995 - 1999	43	14.7%	13.6%
1990 - 1994	19	6.5%	6.0%

TOTAL	178	61.0%	66.4%

•                  Approximately 3.2 times the number of shopping centers in the company portfolio will be redeveloped in 2005 than were  redeveloped on average each year from 2000 through 2004.

•                  Approximately 40 percent of New Plan’s company portfolio was redeveloped in 2000 or later.

EFFECTIVE AGE BY REGION(2)

	MEDIAN AGE	AVERAGE AGE
REGION	(YEARS)	(YEARS)
Florida	5	7
Midwest	6	8
West	9	9
Northeast	3	9
Southeast	10	11
Southwest	8	11

OVERALL	8	9

EFFECTIVE AGE CHARACTERISTICS(2)

[CHART]

(1) Property is considered redeveloped if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

(2) Effective age is calculated based on the year of the most recent redevelopment of the property or by year built if no redevelopment has occurred.

INVESTING IN REDEVELOPMENT

JOINT VENTURE PORTFOLIOS

SHOPPING CENTERS REDEVELOPED(1)

PERIOD OF MOST	NUMBER OF SHOPPING	PERCENT OF	PERCENT OF
RECENT	CENTERS	SHOPPING	SHOPPING
REDEVELOPMENT	REDEVELOPED	CENTERS	CENTER GLA
2005	16	10.9%	14.3%
2000 - 2004	29	19.7%	26.2%
1995 - 1999	20	13.6%	12.2%
1990 - 1994	5	3.4%	3.5%

TOTAL	70	47.6%	56.2%

•                  Approximately 2.8 times the number of shopping centers in the joint venture portfolios will be redeveloped in 2005 than were  redeveloped on average each year from 2000 through 2004.

•                  Approximately 31 percent of New Plan’s joint venture portfolios was redeveloped in 2000 or later.

EFFECTIVE AGE BY REGION(2)

	MEDIAN AGE	AVERAGE AGE
REGION	(YEARS)	(YEARS)
Southwest	6	7
Florida	8	8
Northeast	8	8
West	9	10
Midwest	12	11
Southeast	10	12

OVERALL	8	10

EFFECTIVE AGE CHARACTERISTICS(2)

[CHART]

(1) Property is considered redeveloped if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

(2) Effective age is calculated based on the year of the most recent redevelopment of the property or by year built if no redevelopment has occurred.

GROCERY-ANCHORED SHOPPING CENTERS SUMMARY STATISTICS

TOTAL PORTFOLIO

GROCER MARKET SHARE RANKINGS(1)	GROCER SALES PER SF(2)
[CHART]	[CHART]

GROCER RENT TO SALES(3)	SHOPPING CENTERS WITH WAL-MART SUPERCENTER IN MARKET AREA(4)
[CHART]	[CHART]

(1) Specialty grocers do not compete directly with mainstream grocers in each market due to their niche focus.  Grocers classified as Other may be #1, #2 or #3 in their immediate neighborhood area, but have a lesser rank when calculated utilizing published market share reports.

(2) Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

(3) Excludes ground leases.

(4) Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: U.S. Census Bureau.

GROCERY-ANCHORED SHOPPING CENTERS SUMMARY STATISTICS

COMPANY PORTFOLIO

GROCER MARKET SHARE RANKINGS(1)	GROCER SALES PER SF(2)
[CHART]	[CHART]

GROCER RENT TO SALES(3)	SHOPPING CENTERS WITH WAL-MART SUPERCENTER IN MARKET AREA(4)
[CHART]	[CHART]

(1) Specialty grocers do not compete directly with mainstream grocers in each market due to their niche focus.  Grocers classified as Other may be #1, #2 or #3 in their immediate neighborhood area, but have a lesser rank when calculated utilizing published market share reports.

(2) Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

(3) Excludes ground leases.

(4) Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: U.S. Census Bureau.

GROCERY-ANCHORED SHOPPING CENTERS SUMMARY STATISTICS

JOINT VENTURE PORTFOLIOS

GROCER MARKET SHARE RANKINGS(1)	GROCER SALES PER SF(2)
[CHART]	[CHART]

GROCER RENT TO SALES(3)	SHOPPING CENTERS WITH WAL-MART SUPERCENTER IN MARKET AREA(4)
[CHART]	[CHART]

(1) Specialty grocers do not compete directly with mainstream grocers in each market due to their niche focus.  Grocers classified as Other may be #1, #2 or #3 in their immediate neighborhood area, but have a lesser rank when calculated utilizing published market share reports.

(2) Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

(3) Excludes ground leases.

(4) Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: U.S. Census Bureau.

GROCER CONCENTRATION

TOTAL PORTFOLIO

GROCER CONCENTRATION

	NUMBER OF	TOTAL GLA
Grocer	STORES	(SF)	CREDIT RATING
The Kroger Co.(1)	47	2,511,484	Baa2 / BBB- / BBB
Delhaize America(2)	30	988,871	Ba1 / BB+ / NR
Publix Super Markets(3)	21	959,128	NR
Ahold USA(4)	11	681,658	Ba2 / BB+ / BB
Winn-Dixie Stores(5)	11	498,863	NR
Albertson’s, Inc.(6)	9	493,514	Baa3 / BBB- / BBB
Safeway, Inc.(7)	7	413,147	Baa2 / BBB- / BBB
H. E. Butt Grocery Company(8)	7	345,222	NR
BI-LO/Bruno’s Supermarkets(9)	8	331,443	NR
Wakefern Food Corporation(10)	5	286,735	NR
Brookshire’s(11)	4	255,699	NR
The Great Atlantic & Pacific Tea Company, Inc.(12)	6	254,925	Caa1 / B- / NR
Giant Eagle	3	235,740	NR
Golub Corporation(13)	3	202,545	NR
Minyard Food Stores, Inc.(14)	5	164,951	NR
VG’S Food Center	3	157,638	NR
Lowe’s Food Store	3	123,171	NR
C&S Wholesale Grocers, Inc.(15)	3	121,567	NR
Ingles Markets, Incorporated	3	108,000	B2 / BB- / NR
Davis Food City	3	75,651	NR
Wal-Mart(16)	13	40,000	Aa2 / AA / AA
Trader Joe’s(17)	3	21,070	NR
Other (includes all grocers with < 3 stores)(18)	57	2,459,893	-

TOTAL	265	11,730,915

•                  Approximately 83.0 percent of the total portfolio’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                  The top five total portfolio grocers by GLA account for approximately 48 percent of its total grocery GLA.

(1) Includes King Soopers, Kroger, and Ralphs.  Includes one operating Kroger subleased from Albertsons. Excludes GLA from two non-owned Krogers and Ralphs.

(2) Includes Food Lion, Hannaford Bros., Harvey’s, Kash n’Karry and Shop ‘n Save.  Excludes GLA from non-owned Shop ‘n Save.

(3) Includes Publix and Publix Sabor.

(4) Includes Giant Food, Martin’s, Stop & Shop and Tops Markets.

(5) Excludes GLA from non-owned Winn-Dixie.

(6) Includes Acme, Albertsons, Jewel-Osco, Max Foods and Shaw’s.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(8) Includes Central Market, H-E-B Food/Drug and H-E-B Pantry.

(9) Includes BI-LO and Food World.

(10) Includes PriceRite and ShopRite.

(11) Includes Super 1 Foods.

(12) Includes A&P, Farmer Jack and Super Fresh.  Excludes GLA from non-owned A&P.

(13) Includes Price Chopper.

(14) Includes Carnival Food Stores and Minyard Food Stores.

(15) Includes BI-LO, Food Max and Southern Family Markets.

(16) Includes Neighborhood Markets and Wal-Mart Supercenters.  Includes only GLA for Neighborhood Market.

(17) Excludes GLA from non-owned Trader Joe’s.

(18) Excludes GLA from non-owned Costco, Econofoods, Meijer and SuperTarget.

Includes only open and operating stores and stores under construction at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

NR denotes no rating.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

GROCER CONCENTRATION

COMPANY PORTFOLIO

GROCER CONCENTRATION

	NUMBER OF	TOTAL GLA
Grocer	STORES	(SF)	CREDIT RATING
The Kroger Co.(1)	33	1,868,655	Baa2 / BBB- / BBB
Publix Super Markets	13	607,644	NR
Ahold USA(2)	9	549,702	Ba2 / BB+ / BB
Delhaize America(3)	15	502,888	Ba1 / BB+ / NR
Albertson’s, Inc.(4)	6	344,487	Baa3 / BBB- / BBB
Winn-Dixie Stores	5	263,634	NR
Giant Eagle	3	235,740	NR
Wakefern Food Corporation(5)	4	222,718	NR
BI-LO/Bruno’s Supermarkets(6)	5	206,080	NR
H. E. Butt Grocery Company(7)	5	196,439	NR
Safeway, Inc.(8)	3	195,956	Baa2 / BBB- / BBB
Brookshire’s(9)	3	192,699	NR
The Great Atlantic & Pacific Tea Company, Inc.(10)	5	189,897	Caa1 / B- / NR
Minyard Food Stores, Inc.(11)	5	164,951	NR
VG’S Food Center	3	157,638	NR
C&S Wholesale Grocers, Inc.(12)	3	121,567	NR
Ingles Markets, Incorporated	3	108,000	B2 / BB- / NR
Davis Food City	3	75,651	NR
Wal-Mart(13)	9	40,000	Aa2 / AA / AA
Trader Joe’s(14)	3	21,070	NR
Other (includes all grocers with < 3 stores)(15)	36	1,410,901	—

TOTAL	174	7,676,317

•                  Approximately 83.4 percent of the company portfolio’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                  The top five company portfolio grocers by GLA account for approximately 50 percent of its total grocery GLA.

(1) Includes King Soopers and Kroger. Excludes GLA from non-owned Kroger.

(2) Includes Giant Food, Martin’s, Stop & Shop and Tops Markets.

(3) Includes Food Lion and Kash n’Karry.

(4) Includes Acme, Albertsons, Jewel-Osco and Max Foods.

(5) Includes PriceRite and ShopRite.

(6) Includes BI-LO.

(7) Includes Central Market, H-E-B Food/Drug and H-E-B Pantry.

(8) Includes Dominick’s and Genuardi’s.

(9) Includes Super 1 Foods.

(10) Includes A&P, Farmer Jack and Super Fresh.  Excludes GLA from non-owned A&P.

(11) Includes Carnival Food Stores and Minyard Food Stores.

(12) Includes BI-LO, Food Max and Southern Family Markets.

(13) Includes Neighborhood Markets and Wal-Mart Supercenters.  Includes only GLA for Neighborhood Market.

(14) Excludes GLA from non-owned Trader Joe’s.

(15) Excludes GLA from non-owned Costco and Econofoods.

Includes only open and operating stores and stores under construction at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

NR denotes no rating.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

GROCER CONCENTRATION

JOINT VENTURE PORTFOLIOS

GROCER CONCENTRATION

	NUMBER OF	TOTAL GLA
Grocer	STORES	(SF)	CREDIT RATING
The Kroger Co.(1)	14	642,829	Baa2 / BBB- / BBB
Delhaize America(2)	15	485,983	Ba1 / BB+ / NR
Publix Super Markets(3)	8	351,484	NR
Winn-Dixie Stores(4)	6	235,229	NR
Albertson’s, Inc.(5)	3	149,027	Baa3 / BBB- / BBB
Safeway, Inc.(6)	4	217,191	Baa2 / BBB- / BBB
BI-LO/Bruno’s Supermarkets(7)	3	125,363	NR
Wal-Mart(8)	4	—	Aa2 / AA / AA
Other (includes all grocers with < 3 stores)(9)	34	1,847,492	—

TOTAL	91	4,054,598

•                  Approximately 82.5 percent of the joint venture portfolio’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market or by a specialty grocer.

•                  The top five joint venture portfolios grocers by GLA account for approximately 46 percent of its total grocery GLA.

(1) Includes King Soopers, Kroger, and Ralphs.  Includes one operating Kroger subleased from Albertsons. Excludes GLA from non-owned Kroger and Ralphs.

(2) Includes Food Lion, Hannaford Bros., Harvey’s and Shop ‘n Save.  Excludes GLA from non-owned Shop ‘n Save.

(3) Includes Publix and Publix Sabor.

(4) Excludes GLA from non-owned Winn-Dixie.

(5) Includes Albertsons and Shaw’s.

(6) Includes Randalls and Tom Thumb.

(7) Includes BI-LO and Food World.

(8) Includes Wal-Mart Supercenters.

(9) Excludes GLA from non-owned Meijer and SuperTarget.

Includes only open and operating stores and stores under construction at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

NR denotes no rating.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

GROCER SIZE AND SALES

TOTAL PORTFOLIO

SIZE OF GROCERY-ANCHORS(1)

[CHART]

•                  The average grocer in the New Plan total portfolio is 48,475 square feet, as compared with the Food Marketing Institute defined “typical” grocery size of 45,561 square feet.

COMPARATIVE GROCER SALES

	NUMBER OF	AVERAGE NEW	NEW PLAN AVERAGE SALES
	NEW PLAN	PLAN STORE	PER SF
	STORES	SIZE (SF)	2004	2003(2)
TOP FIVE GROCERS BY GLA
The Kroger Co.	47	57,079	$487	$467
Delhaize America	30	34,099	344	325
Publix Super Markets	21	45,673	544	532
Ahold USA	11	61,969	687	544
Winn-Dixie Stores	11	49,886	367	336

TOTAL GROCERS	265	48,475	$472	$456

•                  The 2004 average sales per square foot for  grocers in the total portfolio increased by approximately 4 percent over 2003.

•                  The 2004 average sales per square foot for  grocers in the total portfolio located in shopping centers that have been redeveloped over the past five years is $501 versus $472 for the total portfolio.

(1) Excludes 23 shopping centers anchored by either a Wal-Mart Supercenter or non-owned grocer.

(2) As reported in the June 30, 2004 Portfolio Assessment.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Supermarket Facts, Industry Overview 2004 by Food Marketing Institute.

GROCER SIZE AND SALES

COMPANY PORTFOLIO

SIZE OF GROCERY-ANCHORS(1)

[CHART]

•                  The average grocer in the New Plan company portfolio is 47,679 square feet, as compared with the Food Marketing Institute defined “typical” grocery size of 45,561 square feet.

COMPARATIVE GROCER SALES

			2004 NEW
	NUMBER OF	AVERAGE NEW	PLAN
	NEW PLAN	PLAN STORE	AVERAGE
	STORES	SIZE (SF)	SALES PER SF
TOP FIVE GROCERS BY GLA
The Kroger Co.	33	58,395	$501
Publix Super Markets	13	46,742	555
Ahold USA	9	61,078	855
Delhaize America	15	33,526	324
Albertson’s, Inc.	6	57,415	357

TOTAL GROCERS	174	47,679	$474

•                  The 2004 average sales per square foot for grocers in the company portfolio located in shopping centers that have been redeveloped over the past five years is $499 versus $474 for the company portfolio.

(1) Excludes 13 shopping centers anchored by either a Wal-Mart Supercenter or non-owned grocer.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Supermarket Facts, Industry Overview 2004 by Food Marketing Institute.

GROCER SIZE AND SALES

JOINT VENTURE PORTFOLIOS

SIZE OF GROCERY-ANCHORS(1)

[CHART]

•                  The average grocer in the New Plan joint venture portfolios is 50,057 square feet, as compared with the Food Marketing Institute defined “typical” grocery size of 45,561 square feet.

COMPARATIVE GROCER SALES

			2004 NEW
	NUMBER OF	AVERAGE NEW	PLAN
	NEW PLAN	PLAN STORE	AVERAGE
	STORES	SIZE (SF)	SALES PER SF
TOP FIVE GROCERS BY GLA
The Kroger Co.	14	53,569	$444
Delhaize America	15	34,713	366
Publix Super Markets	8	43,936	527
Winn-Dixie Stores	6	47,046	354
Albertson’s, Inc.	3	49,676	297

TOTAL GROCERS	91	50,057	$470

•                  The 2004 average sales per square foot for grocers in the joint venture portfolios located in shopping centers that have been redeveloped over the past five years is $506 versus $470 for the joint venture portfolios.

(1) Excludes 10 shopping centers anchored by either a Wal-Mart Supercenter or non-owned grocer.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Supermarket Facts, Industry Overview 2004 by Food Marketing Institute.

REGIONAL DISTRIBUTION

TOTAL PORTFOLIO

[GRAPHIC]

REGIONAL DISTRIBUTION

TOTAL PORTFOLIO

[GRAPHIC]

[GRAPHIC]

SUMMARY DEMOGRAPHICS

	1-MILE	3-MILE	5-MILE
TOTAL PORTFOLIO
Average Population Density (2004)	9,582	65,637	150,939
% Population Growth (2004 - 2009)	4.5%	4.7%	4.9%
Average Household Income (2004)	$57,163	$58,531	$58,984
Median Household Income (2004)	47,402	48,543	48,866
Per Capita Income (2004)	23,559	23,747	23,750

COMPANY PORTFOLIO
Average Population Density (2004)	10,144	71,031	164,748
% Population Growth (2004 - 2009)	4.2%	4.4%	4.7%
Average Household Income (2004)	$56,998	$58,271	$58,926
Median Household Income (2004)	46,863	48,051	48,510
Per Capita Income (2004)	23,491	23,569	23,675

JOINT VENTURE PORTFOLIOS
Average Population Density (2004)	8,466	54,922	123,509
% Population Growth (2004 - 2009)	5.1%	5.2%	5.5%
Average Household Income (2004)	$57,491	$59,046	$59,098
Median Household Income (2004)	48,472	49,521	49,574
Per Capita Income (2004)	23,696	24,100	23,901

•                  New Plan’s total portfolio encompasses 37 states and its top five states by ABR (Texas, Florida, New York, Georgia, Ohio) account for approximately 27 percent of the nation’s GDP.

•                  The projected five year population change (5-mile trade area) for New Plan’s total portfolio is on par with the national average of 4.9 percent.

Source: GeoVue, Inc. and Applied Graphics Solutions.

Source: U.S. Bureau of Economic Analysis.

SHOPPING CENTERS IN CBSA LOCATIONS(1)

TOTAL PORTFOLIO

		TOTAL CBSAs IN	NUMBER OF	PERCENT OF
	TOTAL CBSAs	NEW PLAN	SHOPPING	SHOPPING
CBSA POPULATION	IN U.S.	PORTFOLIO	CENTERS	CENTER GLA

5,000,000 Or Greater	6	6	53	15.1%
4,000,000 - 4,999,999	6	5	83	16.7%
3,000,000 - 3,999,999	3	2	5	1.3%
2,000,000 - 2,999,999	9	7	34	9.5%
1,000,000 - 1,999,999	25	18	53	12.6%
500,000 - 999,999	39	23	42	9.5%
250,000 - 499,999	79	34	69	15.1%
100,000 - 249,999	206	31	42	8.9%
50,000 - 99,999	210	22	28	5.8%
10,000 - 49,999	339	18	21	3.7%
Non CBSA	—	—	9	1.7%

TOTAL	922	166	439	100.0%

•                  430 properties, accounting for approximately 98 percent of New Plan’s total portfolio GLA, are located in Core Based Statistical Areas (CBSAs).

•                  New Plan’s total portfolio has a presence in 166 CBSAs, including 38 of the 49 CBSAs with populations of more than 1 million.

•                  228 properties, accounting for approximately 55 percent of New Plan’s total portfolio GLA, are located in CBSAs with populations of more than 1 million, and 339 properties, accounting for approximately 80 percent of New Plan’s total portfolio GLA, are located in CBSAs with populations of more than 250,000.

(1) The United States Office of Management and Budget defines metropolitan and micropolitan statistical areas according to published standards that are applied to Census Bureau data. The term “core based statistical area” (CBSA) became effective in 2000 and refers collectively to metropolitan and micropolitan statistical areas. The general concept of a metropolitan or micropolitan statistical area is that of a core area containing a substantial population nucleus, together with adjacent communities having a high degree of economic and social integration with that core. Current metropolitan and micropolitan statistical area definitions were announced by OMB effective June 6, 2003. Each metropolitan statistical area (MSA) must have at least one urbanized area of 50,000 or more inhabitants. Each micropolitan statistical area must have at least one urban cluster of at least 10,000 but less than 50,000 population. If specified criteria are met, a metropolitan statistical area containing a single core with a population of 2.5 million or more may be subdivided to form smaller groupings of counties referred to as metropolitan divisions.

Source: U.S. Census Bureau.

SHOPPING CENTERS IN CBSA LOCATIONS(1)

COMPANY PORTFOLIO

		TOTAL CBSAs IN	NUMBER OF	PERCENT OF
	TOTAL CBSAs	NEW PLAN	SHOPPING	SHOPPING
CBSA POPULATION	IN U.S.	PORTFOLIO	CENTERS	CENTER GLA

5,000,000 Or Greater	6	6	43	17.0%
4,000,000 - 4,999,999	6	5	66	19.1%
3,000,000 - 3,999,999	3	1	2	1.0%
2,000,000 - 2,999,999	9	7	25	10.1%
1,000,000 - 1,999,999	25	14	26	8.7%
500,000 - 999,999	39	18	27	10.0%
250,000 - 499,999	79	25	39	13.8%
100,000 - 249,999	206	17	22	7.3%
50,000 - 99,999	210	17	19	6.6%
10,000 - 49,999	339	12	15	3.7%
Non CBSA	—	—	8	2.5%

TOTAL	922	122	292	100.0%

•                  284 properties, accounting for approximately 97 percent of New Plan’s company portfolio GLA, are located in CBSAs.

•                  New Plan’s company portfolio has a presence in 122 CBSAs, including 33 of the 49 CBSAs with populations of more than 1 million.

•                  162 properties, accounting for approximately 56 percent of New Plan’s company portfolio GLA, are located in CBSAs with populations of more than 1 million, and 228 properties, accounting for approximately 80 percent of New Plan’s company portfolio GLA, are located in CBSAs with populations of more than 250,000.

(1) The United States Office of Management and Budget defines metropolitan and micropolitan statistical areas according to published standards that are applied to Census Bureau data. The term “core based statistical area” (CBSA) became effective in 2000 and refers collectively to metropolitan and micropolitan statistical areas. The general concept of a metropolitan or micropolitan statistical area is that of a core area containing a substantial population nucleus, together with adjacent communities having a high degree of economic and social integration with that core. Current metropolitan and micropolitan statistical area definitions were announced by OMB effective June 6, 2003. Each metropolitan statistical area (MSA) must have at least one urbanized area of 50,000 or more inhabitants. Each micropolitan statistical area must have at least one urban cluster of at least 10,000 but less than 50,000 population. If specified criteria are met, a metropolitan statistical area containing a single core with a population of 2.5 million or more may be subdivided to form smaller groupings of counties referred to as metropolitan divisions.

Source: U.S. Census Bureau.

SHOPPING CENTERS IN CBSA LOCATIONS(1)

JOINT VENTURE PORTFOLIOS

		TOTAL CBSAs IN	NUMBER OF	PERCENT OF
	TOTAL CBSAs	NEW PLAN	SHOPPING	SHOPPING
CBSA POPULATION	IN U.S.	PORTFOLIO	CENTERS	CENTER GLA

5,000,000 Or Greater	6	5	10	11.5%
4,000,000 - 4,999,999	6	3	17	12.1%
3,000,000 - 3,999,999	3	2	3	1.9%
2,000,000 - 2,999,999	9	3	9	8.3%
1,000,000 - 1,999,999	25	16	27	20.0%
500,000 - 999,999	39	10	15	8.6%
250,000 - 499,999	79	19	30	17.5%
100,000 - 249,999	206	17	20	12.0%
50,000 - 99,999	210	8	9	4.2%
10,000 - 49,999	339	6	6	3.7%
Non CBSA	—	—	1	0.3%

TOTAL	922	89	147	100.0%

•                  146 properties, accounting for approximately 100 percent of New Plan’s joint venture portfolios GLA, are located in CBSAs.

•                  New Plan’s joint venture portfolios has a presence in 89 CBSAs, including 29 of the 49 CBSAs with populations of more than 1 million.

•                  66 properties, accounting for approximately 54 percent of New Plan’s joint venture portfolios GLA, are located in CBSAs with populations of more than 1 million, and 111 properties, accounting for approximately 80 percent of New Plan’s joint venture portfolios GLA, are located in CBSAs with populations of more than 250,000.

(1) The United States Office of Management and Budget defines metropolitan and micropolitan statistical areas according to published standards that are applied to Census Bureau data. The term “core based statistical area” (CBSA) became effective in 2000 and refers collectively to metropolitan and micropolitan statistical areas. The general concept of a metropolitan or micropolitan statistical area is that of a core area containing a substantial population nucleus, together with adjacent communities having a high degree of economic and social integration with that core. Current metropolitan and micropolitan statistical area definitions were announced by OMB effective June 6, 2003. Each metropolitan statistical area (MSA) must have at least one urbanized area of 50,000 or more inhabitants. Each micropolitan statistical area must have at least one urban cluster of at least 10,000 but less than 50,000 population. If specified criteria are met, a metropolitan statistical area containing a single core with a population of 2.5 million or more may be subdivided to form smaller groupings of counties referred to as metropolitan divisions.

Source: U.S. Census Bureau.

MEDIAN HOUSEHOLD INCOME DEMOGRAPHICS

TOTAL PORTFOLIO

2004 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS VERSUS
STATEWIDE MEDIAN HOUSEHOLD INCOMES

			MEDIAN HOUSEHOLD
		NUMBER OF	INCOME OF NEW PLAN	STATEWIDE MEDIAN
	STATE	SHOPPING CENTERS	SHOPPING CENTERS	HOUSEHOLD INCOME
1	Alabama	5	$37,008	$36,995
2	Arizona	5	46,016	44,271
3	Arkansas	1	42,391	34,799
4	California	14	55,435	51,239
5	Colorado	6	61,662	51,599
6	Connecticut	11	53,144	58,446
7	Florida	39	42,392	42,071
8	Georgia	40	46,492	52,744
9	Illinois	9	57,594	50,757
10	Indiana	9	42,731	45,181
11	Iowa	2	53,250	42,621
12	Kansas	1	41,173	44,338
13	Kentucky	14	47,758	36,454
14	Louisiana	5	33,890	35,315
15	Maine	2	43,193	40,270
16	Maryland	2	56,627	57,697
17	Massachusetts	4	48,503	54,375
18	Michigan	22	60,077	48,325
19	Minnesota	1	56,594	51,180
20	Mississippi	2	41,922	33,928
21	Nevada	3	48,514	49,034
22	New Hampshire	2	58,621	53,143
23	New Jersey	6	63,662	59,775
24	New Mexico	2	48,051	36,989
25	New York	28	49,240	47,074
26	North Carolina	21	40,146	42,677
27	Ohio	24	48,828	44,373
28	Oklahoma	2	52,910	36,268
29	Pennsylvania	13	53,803	43,343
30	Rhode Island	1	61,034	45,606
31	South Carolina	13	50,005	40,288
32	Tennessee	22	40,824	39,441
33	Texas	86	51,741	43,525
34	Virginia	15	47,279	51,020
35	West Virginia	3	34,211	31,780
36	Wisconsin	3	51,520	47,441
37	Wyoming	1	41,523	41,062
	AVERAGE		$48,866	$45,012

•                  The average 2004 5-mile median household income for New Plan’s total portfolio at $48,866 exceeds the average median household income of $45,012 in the 37 states where the New Plan shopping centers are located.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

REGIONAL DISTRIBUTION

COMPANY PORTFOLIO

2004 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS VERSUS
STATEWIDE MEDIAN HOUSEHOLD INCOMES

			MEDIAN HOUSEHOLD
		NUMBER OF	INCOME OF NEW PLAN	STATEWIDE MEDIAN
	STATE	SHOPPING CENTERS	SHOPPING CENTERS	HOUSEHOLD INCOME
1	Alabama	4	$37,181	$36,995
2	Arizona	3	43,296	44,271
3	California	11	55,775	51,239
4	Colorado	2	63,586	51,599
5	Florida	25	40,961	42,071
6	Georgia	26	45,786	52,744
7	Illinois	9	57,594	50,757
8	Indiana	7	41,111	45,181
9	Iowa	1	53,260	42,621
10	Kentucky	9	50,926	36,454
11	Louisiana	3	32,586	35,315
12	Maryland	2	56,627	57,697
13	Massachusetts	2	45,984	54,375
14	Michigan	16	65,024	48,325
15	Minnesota	1	56,594	51,180
16	Nevada	2	44,414	49,034
17	New Jersey	5	65,215	59,775
18	New Mexico	1	52,912	36,989
19	New York	19	48,133	47,074
20	North Carolina	12	35,591	42,677
21	Ohio	21	48,744	44,373
22	Oklahoma	1	55,017	36,268
23	Pennsylvania	9	56,868	43,343
24	Rhode Island	1	61,034	45,606
25	South Carolina	7	53,675	40,288
26	Tennessee	14	38,283	39,441
27	Texas	68	49,185	43,525
28	Virginia	9	44,286	51,020
29	Wisconsin	1	56,103	47,441
30	Wyoming	1	41,523	41,062
	AVERAGE		$48,510	$45,625

•                  The average 2004 5-mile median household income for New Plan’s company portfolio at $48,510 exceeds the average median household income of $45,625 in the 30 states where the New Plan shopping centers are located.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

REGIONAL DISTRIBUTION

JOINT VENTURE PORTFOLIOS

2004 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS VERSUS
STATEWIDE MEDIAN HOUSEHOLD INCOMES

			MEDIAN HOUSEHOLD
		NUMBER OF	INCOME OF NEW PLAN	STATEWIDE MEDIAN
	STATE	SHOPPING CENTERS	SHOPPING CENTERS	HOUSEHOLD INCOME
1	Alabama	1	$36,319	$36,995
2	Arizona	2	50,095	44,271
3	Arkansas	1	42,391	34,799
4	California	3	54,186	51,239
5	Colorado	4	60,699	51,599
6	Connecticut	11	53,144	58,446
7	Florida	14	44,948	42,071
8	Georgia	14	47,804	52,744
9	Indiana	2	48,404	45,181
10	Iowa	1	53,240	42,621
11	Kansas	1	41,173	44,338
12	Kentucky	5	42,054	36,454
13	Louisiana	2	35,847	35,315
14	Maine	2	43,193	40,270
15	Massachusetts	2	51,023	54,375
16	Michigan	6	46,884	48,325
17	Mississippi	2	41,922	33,928
18	Nevada	1	56,714	49,034
19	New Hampshire	2	58,621	53,143
20	New Jersey	1	55,894	59,775
21	New Mexico	1	43,189	36,989
22	New York	9	51,576	47,074
23	North Carolina	9	46,220	42,677
24	Ohio	3	49,416	44,373
25	Oklahoma	1	50,802	36,268
26	Pennsylvania	4	46,908	43,343
27	South Carolina	6	45,723	40,288
28	Tennessee	8	45,271	39,441
29	Texas	18	61,397	43,525
30	Virginia	6	51,768	51,020
31	West Virginia	3	34,211	31,780
32	Wisconsin	2	49,228	47,441
	AVERAGE		$49,574	$44,348

•                  The average 2004 5-mile median household income for New Plan’s joint venture portfolios at $49,574 exceeds the average median household income of $44,348 in the 32 states where the New Plan shopping centers are located.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

THE WAL-MART EQUATION

TOTAL PORTFOLIO

WAL-MART-ANCHORED SHOPPING CENTERS

	NUMBER OF	PERCENT OF	AVERAGE	AVERAGE
	SHOPPING	SHOPPING	POPULATION	HOUSEHOLD
	CENTERS	CENTERS	DENSITY	INCOME
NUMBER OF WAL-MART-ANCHORED SHOPPING CENTERS	39	8.88%	82,204	$54,276
SUPERCENTERS	12	2.7%	84,518	49,190
DISCOUNT STORES	26	5.9%	79,230	56,305
Grocery-anchored(1)	15
Non-grocery anchored(2)	7
Wal-Mart-anchored only	4
NEIGHBORHOOD MARKETS(3)	1	0.2%	131,732	62,570

•                  12 of the 39 Wal-Mart anchors are Wal-Mart Supercenters.

•                  Of the 39 shopping centers anchored by Wal-Mart, 24 of the Wal-Mart anchors are owned by New Plan and leased to Wal-Mart.

•                  Of the 26 shopping centers anchored by Wal-Mart Discount Stores, 15 are also anchored by a grocer (13 of which are the #1, #2 or #3 grocer in their market or a specialty grocer) and seven are also anchored by another non-grocery anchor.

(1) Includes six shopping centers with a Wal-Mart Supercenter in its market area.

(2) Properties have a Wal-Mart anchor plus at least one additional non-grocery anchor.

(3) Shopping center has Wal-Mart Supercenter in its market area.

Includes only open and operating and under construction Discount Stores, Neighborhood Markets and Supercenters at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

THE WAL-MART EQUATION

TOTAL PORTFOLIO

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF	PERCENT OF	AVERAGE	AVERAGE
	SHOPPING	SHOPPING	POPULATION	HOUSEHOLD
	CENTERS	CENTERS	DENSITY	INCOME
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	400	91.1%	157,641	$59,443
WAL-MART SUPERCENTER IN MARKET AREA	264	60.1%	146,907	56,513
Grocery-anchored	153
Non-grocery anchored	105
Non-anchored	6
NO WAL-MART SUPERCENTER IN MARKET AREA	136	31.0%	178,476	65,129
Grocery-anchored	84
Non-grocery anchored	48
Non-anchored	4

•                  Of the 264 total portfolio shopping centers that have a Wal-Mart Supercenter in their market area, 153 are anchored by a grocer (128 of which are the #1, #2 or #3 grocer in their market or a specialty grocer, and when excluding the Wal-Mart Supercenter, 139 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

•                  Of the 136 total portfolio shopping centers that do not have a Wal-Mart Supercenter in their market area, 84 are anchored by a grocer (66 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

THE WAL-MART EQUATION

COMPANY PORTFOLIO

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF	PERCENT OF	AVERAGE	AVERAGE
	SHOPPING	SHOPPING	POPULATION	HOUSEHOLD
	CENTERS	CENTERS	DENSITY	INCOME
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	268	91.8%	172,118	$59,468
WAL-MART SUPERCENTER IN MARKET AREA	165	56.5%	158,238	55,482
Grocery-anchored	93
Non-grocery anchored	67
Non-anchored	5
NO WAL-MART SUPERCENTER IN MARKET AREA	103	35.3%	194,354	65,855
Grocery-anchored	65
Non-grocery anchored	34
Non-anchored	4

•                  Of the 165 company portfolio shopping centers that have a Wal-Mart Supercenter in their market area, 93 are anchored by a grocer (76 of which are the #1, #2 or #3 grocer in their market or a specialty grocer, and when excluding the Wal-Mart Supercenter, 81 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

•                  Of the 103 company portfolio shopping centers that do not have a Wal-Mart Supercenter in their market area, 65 are anchored by a grocer (53 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

THE WAL-MART EQUATION

JOINT VENTURE PORTFOLIOS

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF	PERCENT OF	AVERAGE	AVERAGE
	SHOPPING	SHOPPING	POPULATION	HOUSEHOLD
	CENTERS	CENTERS	DENSITY	INCOME
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	132	89.8%	128,246	$59,390
WAL-MART SUPERCENTER IN MARKET AREA	99	67.3%	128,023	58,233
Grocery-anchored	60
Non-grocery anchored	38
Non-anchored	1
NO WAL-MART SUPERCENTER IN MARKET AREA	33	22.4%	128,917	62,862
Grocery-anchored	19
Non-grocery anchored	14
Non-anchored	0

•                  Of the 99 joint venture portfolios shopping centers that have a Wal-Mart Supercenter in their market area, 60 are anchored by a grocer (52 of which are the #1, #2 or #3 grocer in their market or a specialty grocer, and when excluding the Wal-Mart Supercenter, 58 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

•                  Of the 33 joint venture portfolios shopping centers that do not have a Wal-Mart Supercenter in their market area, 19 are anchored by a grocer (13 of which are the #1, #2 or #3 grocer in their market or a specialty grocer).

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2005 Market Scope by Trade Dimensions, 2005 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

THE WAL-MART EQUATION

TOTAL PORTFOLIO

GROCERY-ANCHORED SHOPPING CENTERS SALES RELATIVE TO WAL-MART SUPERCENTERS IN MARKET AREA

GROCER
SALES PER SF

Wal-Mart Supercenter In Market Area	$449
No Wal-Mart Supercenter In Market Area	505

•                  The 2004 average sales per square foot for grocery-anchored shopping centers in the total portfolio that have a Wal-Mart Supercenter in their market area is $449, greater than the $427 of sales per square foot for the average grocer.

DISTRIBUTION OF GROCERY-ANCHORED SHOPPING CENTERS WITH NO WAL-MART SUPERCENTER IN MARKET AREA

	NUMBER OF
	SHOPPING	PERCENT IN
	CENTERS	MARKET
GROCERY-ANCHORED SHOPPING CENTERS	93	100.0%
Major Markets(1)	61	65.6%
Mid-Markets(2)	29	31.2%
Smaller Markets(3)	3	3.2%

•                  Approximately 66 percent of grocery-anchored shopping centers in the total portfolio that do not have a Wal-Mart Supercenter in their market area are located in a major market.

(1) CBSAs with populations of more than 1 million.

(2) CBSAs with populations of 1 million to 50,000.

(3) CBSAs with populations of less than 50,000 and non CBSAs.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: 72nd Annual Report of the Grocery Industry by Progressive Grocer, April 15, 2005.

THE WAL-MART EQUATION

COMPANY PORTFOLIO

GROCERY-ANCHORED SHOPPING CENTERS SALES RELATIVE TO WAL-MART SUPERCENTERS IN MARKET AREA

GROCER
SALES PER SF

Wal-Mart Supercenter In Market Area	$457
No Wal-Mart Supercenter In Market Area	502

•                  The 2004 average sales per square foot for grocery-anchored shopping centers in the company portfolio that have a Wal-Mart Supercenter in their market area is $457, greater than the $427 of sales per square foot for the average grocer.

DISTRIBUTION OF GROCERY-ANCHORED SHOPPING CENTERS WITH NO WAL-MART SUPERCENTER IN MARKET AREA

	NUMBER OF
	SHOPPING	PERCENT IN
	CENTERS	MARKET
GROCERY-ANCHORED SHOPPING CENTERS	68	100.0%
Major Markets(1)	48	70.6%
Mid-Markets(2)	17	25.0%
Smaller Markets(3)	3	4.4%

•                  Approximately 71 percent of grocery-anchored shopping centers in the company portfolio that do not have a Wal-Mart Supercenter in their market area are located in a major market.

(1) CBSAs with populations of more than 1 million.

(2) CBSAs with populations of 1 million to 50,000.

(3) CBSAs with populations of less than 50,000 and non CBSAs.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: 72nd Annual Report of the Grocery Industry by Progressive Grocer, April 15, 2005.

THE WAL-MART EQUATION

JOINT VENTURE PORTFOLIOS

GROCERY-ANCHORED SHOPPING CENTERS SALES RELATIVE TO WAL-MART SUPERCENTERS IN MARKET AREA

GROCER
SALES PER SF

Wal-Mart Supercenter In Market Area	$438
No Wal-Mart Supercenter In Market Area	515

•                  The 2004 average sales per square foot for  grocery-anchored shopping centers in the joint venture portfolios that have a Wal-Mart Supercenter in their market area is $438, greater than the $427 of sales per square foot for the average grocer.

DISTRIBUTION OF GROCERY-ANCHORED SHOPPING CENTERS WITH NO WAL-MART SUPERCENTER IN MARKET AREA

	NUMBER OF
	SHOPPING	PERCENT IN
	CENTERS	MARKET
GROCERY-ANCHORED SHOPPING CENTERS	25	100.0%
Major Markets(1)	13	52.0%
Mid-Markets(2)	12	48.0%
Smaller Markets(3)	0	0.0%

•                  Approximately 52 percent of grocery-anchored shopping centers in the joint venture portfolios that do not have a Wal-Mart Supercenter in their market area are located in a major market.

(1) CBSAs with populations of more than 1 million.

(2) CBSAs with populations of 1 million to 50,000.

(3) CBSAs with populations of less than 50,000 and non CBSAs.

Market area is defined as 5 miles for shopping centers located within Major Markets; 10 miles for shopping centers located in Mid-Markets; and 20 miles for shopping centers located in Smaller Markets.

Grocer sales per square foot includes only properties reporting sales data for 2004 and excludes non-comparable stores.  Selling area for the New Plan grocers is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: 72nd Annual Report of the Grocery Industry by Progressive Grocer, April 15, 2005.

Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies; actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.